Exhibit 99.1

SHARE PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of the 11th day of February, 2013, by and between Rocio Corral, 412 Martha St., Las Vegas, NV 89110 (the "Seller") and Glob AG, Balgriststrasse 106a, 8008 Zürich, Switzerland, (collectively referred to herein as the "Parties").

WHEREAS, the Seller is the owner of 20,000,000 control shares ("Selling Shares") of the common stock of General Cleaning and Maintenance ("the Company"), a Nevada Company, whose stock ("Shares") is quoted on the OTC-Bulletin Board, under the stock symbol GCMT; and

WHEREAS, the Seller originally purchased these shares directly from General Cleaning and Maintenance on or about April 26, 2010, as the founder of the Company. These shares represent the control shares of the Company.

WHEREAS, the Seller is the sole officer and director of General Cleaning and Maintenance and agrees to resign her positions upon the Effective Date of this transaction.

WHEREAS, the Buyer agrees to install Theo Baldi as the sole officer and director of the Company with the resignation of the Seller.

WHEREAS, the Buyer desires to purchase and the Seller desires to sell these Shares upon the terms and conditions set forth below;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the Parties hereby agree to the following.

1.         Purchase and Sale.

1.1 The Seller agrees to sell, transfer and deliver to the Buyer and the Buyer agrees to purchase 20,000,000 of the General Cleaning and Maintenance's control stock owned by the Seller, free and clear of all liens created by the Seller, for a purchase price of Twenty-five Thousand ($25,000.00) Dollars ("Purchase Price") payable at close of this Agreement.

1.2 The transfer of the Shares by the Seller to the Buyer in consideration of the Purchase Price shall result in the Seller delivering stock certificate(s) to the Buyer upon the execution of this Share Purchase Agreement by both parties.

1.3 If for any reason, the funds are delivered to the Seller by January 31, 2013, this Share Purchase Agreement becomes null and void.

2.    Representations and Warranties. In order to induce the Buyer to enter into this Agreement and complete its transactions contemplated hereunder, Seller represents and warrants to Buyer that:

2.1 Seller has good and marketable title to the Selling Shares, and the Buyer will receive the

Selling Shares, with a Signature Guarantee, free and clear of any liens or encumbrances;

2.2 Seller originally purchased these shares directly from General Cleaning and Maintenance on or about April 26, 2010. The Seller's ownership of these shares are in certificate form.

2.3 Seller agrees to resign her position as the sole officer and director of the Company upon the completion of this transaction.

2.4 Seller has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein, and the sale of the Selling Shares to Buyer will not violate any other agreement or instrument to which Seller is a party or by which the Selling Shares are bound;

3.      Representations and Warranties. In order to induce the Seller to enter into this Agreement and complete its transactions contemplated hereunder, Buyer represents and warrants to Seller that:

3.1 Buyer has the funds to complete this purchase, and agrees to complete the complete its transactions contemplated herein.

3.2 Upon completion of the transaction, the Buyer will install its sole officer, Theo Baldi as sole director and officer of the Company. Theo Baldi agrees to undertake this position.

4.      Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

5.      Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by Buyer and Seller.

6.      Waiver of Compliance; Consents.

6.1 Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, or agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.2 Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

7.      Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

8.      Attorneys' Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal there from, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

9.      Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day that is not a Saturday, Sunday or legal holiday.

10.  Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEVADA. THE PARTIES AGREE THAT ANY LITIGATION RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT MUST BE BROUGHT BEFORE AND DETERMINED BY A COURT OF COMPETENT JURISDICTION WITHIN NEVADA.

11.       Arbitration. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of this Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

12.       Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

13.       Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures as it reasonably considers are required by law or necessary to obtain financing. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to, financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation.

14.       Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees).

15.     Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

16.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same Facsimile copies may act as originals.

IN WITNESS HEREOF, the parties have duly executed this Agreement as of the date written herewith.

Seller:

By: /s/ Rocio Corral

Rocio Corral

Buyer:

Glob AG

By: /s/ Theo Baldi

Theo Baldi